SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act

of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

UPLIFT NUTRITION, INC.

 (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A.

(2) Aggregate number of securities to which transaction applies: N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4) Proposed maximum aggregate value of transaction: N/A.

(5) Total fee paid: N/A.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $0.

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

NEVADA	20-4669109
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

UPLIFT NUTRITION, INC.

252 West Cottage Avenue

Sandy, Utah 84070

Registrant’s telephone number

including area code (801)568-9100

Contact Person:  John Michael Coombs, Esq.

MABEY & COOMBS, L.C.

3098 South Highland Drive, Suite 323

Salt Lake City, Utah 84106-6001

Phone No. 801-467-2779

Fax No. 801-467-3256

Email address:  jmcoombs@sisna.com

UPLIFT NUTRITION, INC.

252 West Cottage Avenue

Sandy, Utah 84070

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDER

To Our Stockholders:

Please be advised that our principal stockholder, owning sixty-eight and eight-tenths per cent (68.8%) of our issued and outstanding shares of common stock has approved, by written consent in lieu of a stockholders’ meeting, the proposals to make amendments to our Articles of Incorporation, specifically, to effect a reverse stock split of our issued and outstanding common stock on a twenty (20)  shares into one (1) share basis, to increase our authorized capitalization from 100,000,000 common capital stock to a total of 110,000,000 shares of stock, consisting of 100,000,000 shares of common capital stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, and to further amend our Articles as necessary to give our directors the discretion to set the rights, preferences and denominations as to the newly authorized preferred shares, and to otherwise allow the directors to adopt an employee incentive or employee stock option plan as they may deem appropriate in the future.

On September 22, 2011, our board of directors approved the above proposals to amend our Articles of Incorporation as appropriate and otherwise file what forms are required by the Secretary of State of Nevada to implement and effectuate such amendments.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE PRINCIPAL STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE ACTIONS.

You are not required to take any action.  The accompanying Information Statement is furnished for the purpose of informing the stockholders of those actions taken by written consent described above and before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being mailed to you on or about October __ , 2011, and we anticipate the effective date of the proposed actions to be October __ , 2011, or as soon thereafter as practicable in accordance with applicable law, and the Nevada Revised Statutes, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is for information purposes only and explains the actions taken by written consent. Please read the Information Statement carefully.  It is not a solicitation for any purpose.

October __, 2011	Very truly yours,

s/ Gary C. Lewis
Gary C. Lewis, President

UPLIFT NUTRITION, INC.

252 West Cottage Avenue

Sandy, Utah 84070

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND A PROXY

INTRODUCTION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF

THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being furnished to the shareholders of Uplift Nutrition, Inc., a Nevada corporation, (the “Company”), in connection with the adoption of amendments to the Company’s Articles of Incorporation (the “Amendments”) by the written consent of a stockholder holding a majority of the voting power of the Company. The purposes of filing the Amendments are to effect a reverse stock split of our issued and outstanding common stock on a twenty (20)  shares into one (1) share basis, to increase our authorized capitalization from 100,000,000 common capital stock to a total of 110,000,000 shares of stock, consisting of 100,000,000 shares of common capital stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, and to further amend our Articles as necessary to give our directors the discretion to set the rights, preferences and denominations as to the newly authorized preferred shares, and to otherwise allow the directors to adopt an employee incentive or employee stock option plan as they may deem appropriate in the future.

Our Board of Directors adopted and approved resolutions that the Company’s Articles of Incorporation for the foregoing amendments. The proposed Amendments to the Company’s Articles of Incorporation will become effective with the filing of the Articles of Amendment with the Nevada Secretary of State. The Company expects that the filing of the amendment will occur on or about October __, 2011 (the Effective Date).  Pursuant to provisions of the Nevada Revised Statutes (NRS), the amendments have been adopted by written consent of a majority of the issued and outstanding shares of the Company’s common stock.  If the Amendments were not adopted and approved by written consent, we would be required to convene a special meeting of the stockholders for the express purpose of approving the Amendments.

On September 22, 2011, our Board of Directors approved the above actions, subject to approval by the stockholders.  No other corporate action to be approved by written consent was considered.  See Ex. 3.1 hereto.  On the same day, our majority shareholders also approved the transaction by written consent.  See Ex. 3.2 hereto.

We are not aware of any substantial interest, direct or indirect, by stockholders or otherwise that is in opposition to matters of action being taken.  Pursuant to the laws of Nevada, the actions taken by a majority of written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.  Pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”), at least a majority of the issued and outstanding shares of the Company may approve by written consent corporate action.  Pursuant to Section 78.390, a majority of the voting power is required to vote to amend the Company’s Articles of Incorporation.  Our Board of Directors voted to use the written consent of shareholders holding a majority of the voting power of the Company to effectuate the Amendments as early as possible and to avoid the costs and time involved in holding a special meeting of shareholders and soliciting proxies.

Our principal shareholder holds 65,680,000 shares of common stock which represents sixty-eight and eight-tenths per cent (68.8%) of the issued and outstanding shares of common stock.  Such percentage of shares has the requisite voting power to approve the resolutions regarding the amendments to the Company’s Articles of Incorporation and the decrease in the number of our issued and outstanding shares by twenty (20) shares becoming one (1) share.  The decrease is also referred to as a “reverse split”.

Under Section 14(c) of the Securities Exchange Act of 1934, actions taken by written consent without a meeting of stockholders cannot become effective until 21 days after the mailing date of this definitive Information Statement or as soon thereafter as practicable.  We are not seeking written consent from any stockholders other than our majority shareholder and our other stockholders will not be given an opportunity to vote as to the actions taken.  All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the actions taken by written consent.

It is proposed that this Information Statement will be sent to stockholders on or about October __, 2011.  No record date has been established by the Company for purposes of determining the number of outstanding shares of common stock of the Company entitled to vote simply because the proposed Amendments have already been approved by a majority of our issued and outstanding shares by written consent.

PROPOSED AMENDMENTS TO OUR ARTICLES OF INCORPORATION

The existing Article III of our Articles titled “Shares” currently provides, verbatim, as follows:

ARTICLE III

SHARES

100,000,000, par value $0.00l

The existing Article IV of our Articles titled “Board of Directors” currently provides, verbatim, as follows:

ARTICLE IV

Board of Directors

Gary C. Lewis

4423 S. 1800 W.

Roy, Utah 84067

The amendments to Articles III and IV are as follows:

(Proposed Amended) ARTICLE III

AUTHORIZED SHARES

The total number of shares of all classes of stock which this Corporation shall have authority to issue is 110,000,000  shares; consisting of 10,000,000 shares of preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”), and 100,000,000 shares of common stock, par value $0.00l per share (hereinafter the “Common Stock”).

and

(Proposed Amended) ARTICLE IV

BOARD OF DIRECTORS

The Board of Directors shall consist of at least one (1) Board Member.  In addition to being able to set the rights, preferences and designations of the Company’s Preferred Share without a shareholders’ meeting, the Board of Directors shall also have the authority to adopt a employee stock option or employee incentive benefit plan of some kind without shareholder approval.

 [End of text of amendments.]

Under NRS 78.1955, Nevada law requires filing what is called a “Certificate of Designation” to set forth the rights, preferences and designations of any preferred shares authorized in the Articles.  The text that will be included in Uplift’s Certificate of Designation to be filed with the Nevada Secretary of State is as follows:

Preferred Stock.  Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors.  Each series shall be distinctly designated as to distinguish the shares thereof from all of other series or classes.  All shares of any one series of the Preferred Stock shall be alike in every particular.  The rights of each such series and qualifications, limitations or restriction thereof, if any, may differ from those of any and all other series at any time outstanding subject to the limitations set forth in this paragraph.  No series of Preferred Stock shall be entitled to vote as a class or otherwise on matters voted upon by the shareholders of the Company, except for those matters in which the consent of the holders of the Preferred Stock is specifically required by the provisions Title 78 of the Nevada Revised Statutes titled “Private Corporations,” as amended.  With respect to dividends, all shares of Preferred Stock shall have a preference over the Common Stock, be cumulative and be participating with the Common Stock.  All shares of the class of Preferred Stock shall be subject to redemption by the Company, subject to the authority hereby expressly granted to the Board of Directors to waive or reject by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock the right of the Company to redeem the shares of Preferred Stock included in such series.  Subject to the provisions of this paragraph, the Board of Directors is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, the rights, qualifications, limitations and restrictions thereof, if any, of such series, set forth below:

(i)  The distinctive designation of and the number of shares of Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

(ii) The rate and times at which dividends on shares of the series shall be paid;

(iii)  The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Company and the terms and conditions of such conversion or exchange;

(iv)  Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of the Common Stock, cash or other property and the time and times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(v)  The rights, if any, of the holders of the shares of the series upon voluntary or involuntary liquidation, merger, consolidated, distribution or sale of assets, dissolution or winding up of this Corporation; and

(vi)  The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series.

In addition, under NRS 78.209, Nevada law requires filing what is called a “Certificate of Change” to set forth the nature of any stock split.  The Certificate of Change that Uplift plans to file with the Nevada Secretary of State shall provide for the issuance of one (1) share for every twenty (20) shares currently issued and outstanding.  If anyone is interested in viewing Nevada’s form of Certificate of Designation and/or its form of Certificate of Change, reference is made to the Secretary of State of Nevada’s website, http://nvsos.gov/index.aspx?page=127

For a description of the purpose for, and explanation of, these amendments, reference is made to the section titled SUMMARY below.

The foregoing amendments to our Articles of Incorporation are authorized in the Consent Resolution of Directors, a copy of which is attached to this Information Statement as Exhibit 3.1. These Amendments and the language to be included in the Certificate of Designation and Certificate of Change have been approved by the written consent of our majority shareholder, Uplift Holdings, LLC.  See Exhibit 3.2 attached hereto.

The ability of a Nevada corporation to amend its Articles is governed by NRS 78.385 titled Scope of Amendments and 78.390 titled Amendment of articles after issuance of stock:  Procedure.  That a Nevada corporation may amend its Articles or take shareholder action by the written consent of a majority of its shareholders in lieu of a formal meeting is authorized by paragraph 1(a) of NRS 78.010  Definitions; construction, which define the terms “approval” and “vote.”

Twenty-one (21) days after this document has been mailed out to shareholders, we intend to file three (3) documents with the Nevada Secretary of State, namely, a Certificate of Amendment to our Articles, the Certificate of Designation, and the Certificate of Change, all of which are described above.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports we file with the SEC contain certain forward looking statements relating to future events and performance. In some cases, you can identify a forward-looking statement by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those risks discussed elsewhere herein. Although forward-looking statements and any assumption upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statement to conform these statement to actual results.

EFFECTIVE DATE OF AMENDMENTS AND APPROXIMATE DATE OF MAILING

The foregoing amendments will become effective upon the filing of the applicable Certificates with the Secretary of State of Nevada, or a date that is at least twenty-one (21) days after the mailing of this Information Statement to our stockholders.  Any executive officer, as required by the Nevada law, is entitled to execute and file the Certificates with the Secretary of State of Nevada, thereby effectuating the Amendments, the designations and preferences of the preferred shares and the changes necessary to further implement the reverse split.

These amendments and other changes are the only matters covered by this Information Statement.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: A stockholder owning more than a majority of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholder take?

A: Our principal stockholder, Uplift Holdings, LLC, executed a written consent on July 22, 2011, approving the proposals to (i) amend Articles III and IV as stated above; (ii) that we increase our authorized capital to from a total of 100,000,000 shares to a total of 110,000,000 so as to authorize the issuance of preferred shares having a par value per share of $0.001; and (iii) that we effect a reverse stock split of our issued and outstanding shares of common stock on a one (1) share for twenty (20) shares basis.  Pursuant to SEC rules and regulations these actions require notification to our stockholders.

Q: What action do I need to do as a stockholder?

A: No action is required by you.  The actions approved by written consent become effective 21 days from the date of mailing this Information Statement.  If you desire to have your share certificate exchanged for a new certificate representing the post-split shares, you will find instructions in this Information Statement.

           Q: Why am I not being asked to vote on these matters?

A: We have received all corporate approvals required to effectuate the changes to our Articles. Your vote is not required and it is not sought.  We are not asking you to send a proxy and you are requested not to send a proxy.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights because we are not doing anything that would trigger so-called “appraisal rights.”

Q: Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the reverse stock split.

A: You should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split.  We believe that the transaction is a tax-free reorganization under Section 368 of the Internal Revenue Code.  We have not received a tax opinion regarding the transaction.  Shareholders should consult their own tax advisor or accountant.

Q: Where can I find more information about the Company?

A: We file annual, quarterly, and current reports and other information with the SEC that states additional information about our Company.  You may inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s Internet site at http://www.sec.gov.

Q: Who can answer my questions?

A: If you have questions about the Company, please contact us in writing at our offices at 252 West Cottage Avenue, Sandy, Utah 841070, Attn: Chief Executive Officer, or by telephone at (801)568-9100.

SUMMARY

This summary states certain information in this Information Statement that may help you to understand the changes to our Articles of Incorporation and the nature of the stock split that have been approved.

UPLIFT NUTRITION, INC.

Uplift Nutrition ("Uplift," "Company," "we," or "us") was incorporated in the State of Utah on May 15, 1954, as Comanche Uranium, Inc.  On January 30, 1969, the Company changed its name to Comanche Oil and Gas Corporation.  On June 2, 2006, the Company changed its domicile to Nevada and merged with and into our wholly owned Nevada subsidiary at the time, Uplift Nutrition, Inc.

Uplift, a Nevada corporation, is a developer, manufacturer, marketer and seller of new natural energy and health products such as the health drink, Active UpLift®, a product that comes in two flavors.  Our principal new product on which we completed development during the 2009 fiscal year is called All Day Energy Spray®.  During that same year, we also received a registered trademark on the new product from the U.S. Patent and Trademark Office.

All Day Energy Spray® uses a proprietary, natural energy formula called XYTINE™ and on which we have filed for an additional federal trademark or trade name with the U.S. Patent and Trademark Office.

Because we think a better market for it exists, we have concentrated our efforts on the sale of All Day Energy Spray® as opposed to Active UpLift®.  Unfortunately, to date, we have lacked the advertising capital necessary to fully market the product as we would like.

Both Active UpLift® and All-Day Energy Spray® are currently marketed on a retail basis and also through our four (4) websites:   www.upliftnutrition.com, www.upliftenergy.com, www.alldayenergyspray.com, and www.EpiGaia.com.

On August 15, 2011, our Board of Directors approved the cancellation of $310,000 of debt on our balance sheet represented by a convertible note in exchange for the issuance, to our majority shareholder, of 50 million restricted common capital shares.  The $310,000 of debt owed to our majority shareholder was converted into restricted stock at a price of $0.0062 per share.  On the date of conversion, the stock was quoted $0.003 bid and $0.04 asked.  Previous trades during the preceding two weeks were at $0.0062 per share.  The conversion rate was unanimously approved by our Board of Directors.  Eliminating this debt has substantially “cleaned up” our balance sheet and will give us more flexibility to raise money, we believe, in the future.

Uplift is a “reporting company” under the Securities Exchange Act of 1934.  Its public filings may be accessed at www.sec.gov.  Our common stock is listed for quotation on the Over-The-Counter Bulletin Board (OTCBB) having the symbol “UPNT”.

INCREASE IN AUTHORIZED SHARES, THE ADDITION OF PREFERRED SHARES AND THE PURPOSE THEREOF

Our Board of Directors and our majority shareholder have approved an increase in our authorized capital from a total of 100,000,000 common capital shares to 100,000,000 shares of common stock, par value of $0.001 per share, and 10,000,000 shares of preferred stock, par value of $0.001 per share, or a total of 110,000,000 shares.  Because we are currently up against the full amount of common stock that we can issue and are less than 5 million shares away from what we are authorized to issue, we believe that the increased capitalization and the addition of a preferred class of stock provides more flexibility for future business opportunities.

Our Board of Directors believes that the increase in authorized capital and the addition or change in capacity to issue up to 10 million preferred shares is in the best interests of our shareholders.  It is also the law in Nevada that the rights and preferences as to preferred shares be set forth in a Certificate of Declaration, which is what we will be filing with the Nevada Secretary of State.  See the subsection above under Introduction which describes what we will be including in the Certificate of Declaration.  Our Board is and will be given discretion to set the various characteristics of the preferred stock, something which is common under corporate law.

We have no immediate plans to issue any common or preferred shares to anyone for any reason.  In the future, we may issue shares to gain funding for general business purposes or to make acquisitions of existing businesses or assets.  Our Board of Directors believes that the additional authorized shares will benefit the overall prospects of the Company and its shareholders.  As previously stated, there are no other plans to issue additional shares of common or preferred stock.

REVERSE STOCK SPLIT AND THE PURPOSE THEREOF

On September 22, 2011, our Board of Directors approved a reverse stock split of our issued and outstanding common stock.  See Exhibit 3.1 hereto.  On the same day, our majority shareholder consented to the same.  See Exhibit 3.2 hereto.  Our Board of Directors did so because they determined that it is in our best interest to effectuate a reverse stock split of our issued and outstanding shares on the basis of twenty (20) shares into one (1) share.  The reverse stock split may also be referred to as a decrease in the outstanding shares.  The reduction in the number of outstanding shares through the reverse stock split will provide flexibility in future corporate development and may increase the per share market price of our common stock which may provide a more favorable trading market for the shares.

While a decrease in the number of shares issued and outstanding may cause an increase in the trading price of our shares, no assurance can be given that the trading price of the stock will increase after the reverse split becomes effective. The trading price of the shares may remain the same or even be less.  Lower priced shares are looked upon with disfavor by the regulatory authorities.  Some investors also do not invest in low priced stocks.

Our shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights.  Each share has one non-cumulative vote, equal participation in dividends declared by the board of directors, and any distribution of assets upon liquidation.

Holders have no preemptive right to acquire additional shares and our common stock is not subject to redemption and has no subscription or conversions rights.

Under Nevada law, a corporation may accomplish a reverse stock split without decreasing the number of authorized shares of the same class if the board of directors adopts a resolution stating the proposal to decrease the number of issued and outstanding shares of a class or series and the proposal is approved by the vote of stockholders with a majority of the voting power of the outstanding shares of the affected class or series.

No fractional shares will be issued in the reverse split.  Stockholders who would be entitled to receive fractional shares will not receive cash.  Instead, the number of shares evidenced by a certificate which when applying the reverse split ratio ends up with fractional shares will be rounded up to the next whole number.

EFFECTS OF THE REVERSE STOCK SPLIT

Split shares issued in connection with the reverse stock split will be fully paid and non-assessable.  The number of our stockholders will remain the same. The reverse split will decrease the number of outstanding common shares but will not affect the proportionate interest in our Company, except for minor differences resulting from the rounding of the fractional shares.  Par value per share remains unchanged.

The general expectation is that the reverse split will cause a corresponding increase in the market price of the post split shares.  There can be no assurance that our common stock will trade at a multiple of our current market price and that, if so, any such price will be sustained.  If the trading price declines after our reverse split, it will cause a greater percentage decline and a drop in our market capitalization.  The reduction in the number of shares outstanding may also reduce market liquidity.  The reverse split may also increase the number of odd lot shareholders.  Odd lot shareholders may experience an increase in the costs of selling shares and encounter increased problems in such sales.  No assurance can be given that the reverse split will have the desired results as stated. We have no immediate plans to issue shares of common stock following the reverse stock split of the common shares. We anticipate remaining a public company after the reverse stock split and we expect we will continue to file periodic and other reports with the SEC under the Exchange Act.

After the reverse stock split, the share certificate you hold will continue to be valid.  In the future, we will have new certificates that will reflect the reverse stock split and new capitalization.  This will not affect the validity of your current share certificates.  The reverse split will occur on the effective date without any action by our stockholders.  After the reverse common stock split, each share certificate representing pre-split common stock will represent 1/20th the shares of post-split common stock.  Certificates representing post-split common stock will be issued as old share certificates are tendered for exchange or transfer.  Certificates representing restricted shares will have the same restricted legend as on the prior certificates.

Our stock transfer agent is Fidelity Transfer Company located at 8915 South 700 East, Suite 102, Sandy, Utah  84070, phone no. 801 562-1300.  We suggest that stockholders do not send in their stock certificates at this time but wait until after they are confident that our eventual filings with the Secretary of State of Nevada have been received and accepted by it.  We would also encourage you to call Fidelity Transfer before sending in your certificates to determine the cost of getting new, post-split certificates issued.  This is not a cost or expense that will be borne by the Company nor is the Company responsible if your shares get lost while being transmitted to Fidelity Transfer.

MISCELLANEOUS

The Company will pay the costs of sending out the Information Statement once the SEC has no more comments, assuming it does.  At such time as we are able to file a Definitive Information Statement on Edgar, we will be in a position to mail this Information Statement out to the stockholders.

We are sending this Information Statement to shareholders to comply with regulatory requirements. Your consent or vote to the above actions is not required and is not being solicited.

TAX CONSEQUENCES

The following comments pertain to U.S. persons.  Stockholders should consult with their tax advisors regarding their particular situation as the relevant circumstances may cause a different result or application of the tax statutes.

Generally no gain or loss occurs when pre-split shares are exchanged for post-split shares. It is believed that the transaction qualifies as a tax free exchange. Shareholders are urged to consult with their tax advisors regarding any tax implications. The holding period and the aggregate tax basis should remain unchanged. The particular facts and circumstances of an individual shareholder may have different results and stockholders are advised to seek advice and counsel from their tax advisors.

NO ISSUANCE OF ANY ADDITIONAL SHARES AT THIS TIME

We have no obligations or agreements to issue any additional shares of common or preferred stock at this time.

NO APPRAISAL OR DISSENTERS RIGHTS

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Amendments and changes to our Articles and we will not independently provide our stockholders with any such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments which are not shared by all other stockholders, pro rata.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by security holders.

OUTSTANDING VOTING STOCK AND CONSENTING MAJORITY STOCKHOLDER

 The following table sets forth the ownership of our common Stock as of the date of this document for each person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock, each director of the Company, and each person intended to file a written consent to the adoption of the Amendments, and all directors, executive officers and designated shareholders of the Company as a group.  The information as to beneficial ownership was provided to the Company from its shareholder list.  As of the date of this document, there were 95,451,944 shares of common stock issued and outstanding.  The common stock is our only outstanding class of stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially* Owned	Percent of Ownership of Common Stock Outstanding
Gary C. Lewis 4423 South 1800 West Roy, Utah 84067	965,000	1%

Bruce Miller 4635 S 2950 W Roy, Utah 84067	200,000	0.2%

Jessica Stone Rampton 2403 West 1700 South Syracuse, Utah 84075	1,915,000	2%
Edward H. Hall, Sr.(1) 746 Club Oaks Dr. Sandy, Utah 84070	148,602	0.15%
Uplift Holdings, LLC 252 West Cottage Avenue Sandy, Utah 84070	65,680,000	68.8%

Directors, officers and 5% or more holders as a group (4 persons only)	68,908,602	72.2%

(1) Mr. Hall’s shares held in his own name should be aggregated with the holdings of Uplift Holdings, given that he is its only member and also its manager.  However, because Uplift Holdings, LLC, owns a majority of our issued and outstanding shares, Mr. Hall’s written consent to the amendments with regard to his individual shares was not necessary and therefore,  not obtained.

The consenting shareholder above, namely, our majority shareholder, Uplift Holdings, LLC, voted in favor of the proposed actions described herein by written consent.  See Exhibit 3.2 attached hereto.  The consenting shareholder received no payment or other consideration for the consent.

EXECUTIVE COMPENSATION

During 2010 and 2009, and so far during 2011, none of our officers or directors received any stock as bonuses, for compensation, or for any other reason.  See the Summary Compensation Table immediately below:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
Jessica Stone Rampton, Sec/Treas. CSO, director	12/31/2010 12/31/2009 12/31/2008 12/31/2007 12/31/2006	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0
Edward H. Hall, Chairman of the Board since June 2008	12/31/2010 12/31/2009 12/31/2008	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Gary C. Lewis President, CEO, CFO and Director	12/31/2010 12/31/2009 12/31/2008 12/31/2007 12/31/2006	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0
Bruce Miller, Vice President and Director	12/31/2010 12/31/2009	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

We have NOT adopted a bonus, stock option, profit sharing, or deferred compensation plan of any sort for the benefit of our employees, officers or directors.  This, however, does not mean that we will not do so in the future.  Further, we have not entered into an employment agreement of any kind with any of our directors or officers or any other persons and no such agreements are anticipated in the immediate or near future.

Absence of Management Employment and Other Compensation Agreements

We do not at this time pay any of our officers any salary.  We do not provide any other benefits to our officers.  We do not have any written agreements with any of our officers and directors other than Ms. Jessica Rampton who, because she and her husband sold us certain assets that we now have, would otherwise have been in a position to potentially compete with us.  For this reason, Ms. Rampton and her husband have each executed a standard non-compete agreement.

Remuneration and Compensation of Directors

Our current officers and directors do NOT receive any compensation, but may receive compensation for their services to be determined in the future.  All directors are entitled reimbursement for out-of-pocket expenses incurred by them in behalf, or for the direct benefit, of the Company.

There are no standard arrangements pursuant to which our directors are compensated for any services provided as a director, including services for committee participation or for special assignments.  Our directors received no compensation for service as directors for our last two fiscal years and none have received any compensation for services, so far, during 2011.

Indemnification of Our Officers and Directors

Nevada corporate law in general and applicable provisions of our existing Bylaws, authorize us to indemnify any director, officer, agent and/or employee against certain liabilities and to the full extent allowed under Nevada law.

Outstanding Equity Awards at This-Coming Fiscal Year-End

None; not applicable.

ADDITIONAL INFORMATION

Presently Uplift has 95,451,944 shares of common stock issued and outstanding.  The reverse split will reduce that number to 4,772,597 shares of common stock and the reverse split will be effective for the presently issued and outstanding shares.

Because no new shares are being issued in conjunction with the reverse split and the amending of our Articles, the shareholders of Uplift Nutrition will NOT experience a dilution of ownership.  See discussion above titled EFFECTS OF THE REVERSE STOCK SPLIT.

EXHIBITS

3.1 Consent Resolution of the Board of Directors of the Company authorizing the proposed amendments to the Articles of Incorporation

3.2 Consent to Shareholder Action by Majority Shareholder of the Company

NOTICE

OUR MAJORITY SHAREHOLDER THAT HAS CONSENTED TO THE INCREASE IN CAPITALIZATION, THE AMENDMENT TO THE DIRECTORS’ FUTURE AUTHORITY ON CERTAIN MATTERS AND THE REVERSE STOCK SPLIT OWNS IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THESE AMENDMENTS AND CHANGES TO OUR ARTICLES OF INCORPORATION UNDER NEVADA LAW AND HAS DONE SO.

NO FURTHER VOTES OR PROXIES ARE NEEDED AND NONE ARE REQUESTED.  WE ARE NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY.

THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

Date: September 29, 2011.	/s/ Gary C. Lewis
Gary C. Lewis, President,
Uplift Nutrition, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2011.	/s/ Gary C. Lewis
Gary C. Lewis, President,
Uplift Nutrition, Inc.